Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906

OF THE SARBANES–OXLEY ACT OF 2002

In connection with the Annual Report of MGT Capital Investments, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 16, 2019	By:	/s/ H. Robert Holmes
H. Robert Holmes
Interim President and Chief Executive Officer (Principal Executive Officer)

April 16, 2019	By:	/s/ Robert S. Lowrey
Robert B. Lowrey
Chief Financial Officer
(Principal Financial and Accounting Officer)